UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2005

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-08703	33-0956711
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

20511 Lake Forest Drive, Lake Forest, California	92630
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 672-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.

     On January 27, 2005, Western Digital Corporation (the “Company”) announced financial results for the fiscal quarter ended December 31, 2004. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s Investor Information Summary for the fiscal quarter ended December 31, 2004 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION
	By:	/s/ Raymond M. Bukaty
Raymond M. Bukaty
Dated: January 27, 2005		Senior Vice President, Administration, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued by Western Digital Corporation on January 27, 2005 announcing financial results for the second fiscal quarter ended December 31, 2004.

99.2	Second Quarter Fiscal Year 2005 Western Digital Corporation Investor Information Summary.